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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-07242

 The Cutler Trust

(Exact name of registrant as specified in charter)

525 Bigham Knoll, Suite 100 Jacksonville, Oregon	97530
(Address of principal executive offices)	(Zip code)

Erich M. Patten

Cutler Investment Counsel, LLC         525 Bigham Knoll         Jacksonville, Oregon 97530

(Name and address of agent for service)

Registrant's telephone number, including area code: (541) 770-9000

Date of fiscal year end:     September 30, 2012

Date of reporting period:    September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

CUTLER INCOME FUND

The Cutler Trust

ANNUAL REPORT

September 30, 2012

CUTLER INCOME FUND TABLE OF CONTENTS

CUTLER INCOME FUND LETTER TO SHAREHOLDERS

To The Cutler Income Fund Shareholders:

The Cutler Income Fund (the “Income Fund”) merged with the Elite Income Fund effective as of September 28, 2012. As with all marriages, there are details to work through! One such detail deals with the time period for financial reporting. The Elite Funds reported financial information as of a September 30th fiscal year end, and the Cutler Funds report on a June 30th fiscal year end for audited financial statement purposes.

This report contains the audited financial statements of the Cutler Income Fund for the 2011-2012 fiscal year ending September 30th. Going forward, both the Income Fund’s and the Cutler Equity Fund’s audited financial information will be reported as of June 30th.

Very little will change in regards to the investment style of the Income Fund. It will be managed similarly to the Elite Income Fund. The limitations on credit quality have largely been maintained and the portfolio will have an above average investment grade quality. The most significant modification that will be undertaken is the removal of the stocks in the Income Fund’s portfolio, in order to better protect the principal of the Income Fund. Beyond this adjustment, we expect only modest changes to the fiscal year end portfolio. We believe that the Income Fund’s portfolio has been well-positioned for a credit tightening cycle. In regards to portfolio positioning, the Shareholder Letter in last year’s Annual Report stated, “For the past few years we have been managing the Fund with the idea that with the government controlling rates, they would remain lower longer than most people were anticipating.” This outlook, despite many outspoken detractors, has proven largely correct. Even with continued aggressiveness from the Federal Reserve, overall inflation has remained low, which has helped keep rising interest rates at bay. This trend has been intact for several years. We believe that with sluggish economic growth and mild inflation, the low interest rate environment will continue. Despite this outlook, Cutler will look to modestly reposition the portfolio to better manage risk for the possibility of higher yields going forward and a widening of corporate securities. Positioning the portfolio for the chance of lower interest rates does not substantially reward investors for the corresponding risk associated with this stance.

Cutler Investment Counsel would once again like to welcome Elite Shareholders to the Cutler Fund Family. Should you have any questions regarding this report, or about your account in general, please do not hesitate to reach out to us. We are grateful for the 25 years of dedication Dick McCormick gave to the management of the Elite Funds and are excited to carry his legacy forward.

Sincerely,

Matthew C. Patten Chairman The Cutler Trust	Xavier J. Urpi Director of Fixed Income Cutler Investment Counsel, LLC.

CUTLER INCOME FUND LETTER TO SHAREHOLDERS (Continued)

Before investing you should carefully consider the Income Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling 1-800-228-8537. Please read the prospectus carefully before you invest.

The views in this report were those of the Cutler Trust’s investment adviser as of September 30, 2012 and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Income Fund and do not constitute investment advice.

CUTLER INCOME FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE

1)	How did the Income Fund perform last year?

The Income Fund was up 5.07% for the 12 month period ended September 30, 2012.

2)	What were the most significant market factors affecting the Income Fund’s performance during the past year?

Market factors included:

1)	The decline of interest rates as a result of the Federal Reserve’s low interest rate policy
2)	The narrowing of yield spread between Treasuries and corporate bonds
3)	Attractiveness of equity yields compared to bonds

3)	Explain the Income Fund’s performance relative to the benchmark.

The Income Fund was up 5.07% for the 12 month period ended September 30, 2012. Its benchmark, the Barclays Intermediate U.S. Government Index was up 2.39% during that same period. The outperformance during this time period can be attributed to the Income Fund’s exposure to corporate bonds as well as its strategic allocation to large cap dividend paying stocks.

4)	What strategies were used to manage the Income Fund?

The Income Fund actively positioned itself to take advantage of the narrow spread between corporate bonds and Treasuries by selling corporate holdings with longer durations in favor of short-term corporate bonds with higher yields. The Income Fund also capitalized on equity yields by investing approximately 10% of the Fund’s assets in large cap dividend paying stocks.

5)	What were the primary strategic factors that guided the management of the Income Fund?

The decision of the Federal Reserve to keep U.S. Treasury interest rates artificially low and quantitative easing provided opportunities to invest in higher yielding corporate bonds and reduce exposure in long-term securities. The low yields on Treasuries also boosted the attractiveness of equities. As a result, the Income Fund invested approximately 10% of its assets in dividend paying stocks.

6)	What were some of the key trends in each of the regions/significant industries the Income Fund invests in?

The Income Fund focuses on securities issued in the U.S. Key trends included the decline of interest rates as a result of the Federal Reserve’s low interest rate policy, the narrowing of yield spreads between Treasuries and corporate bonds, and the attractiveness of equity yields compared to bonds.

7)	Which securities helped the Income Fund’s performance?

Relative to the benchmark, the Income Fund’s exposure to dividend paying stocks and longer maturing corporates and securitized bonds helped the Fund’s performance.

8)	Did any securities hurt the Income Fund’s performance?

Relative to the benchmark, the Income Fund’s exposure to cash and shorter maturity Treasuries hurt the Fund’s performance.

CUTLER INCOME FUND PERFORMANCE INFORMATION September 30, 2012 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Cutler Income Fund, Barclays Intermediate U.S. Government Index and
Barclays Short-Term U.S. Government Index

Average Annual Total Returns(a) (for periods ended September 30, 2012)
	1 Year	5 Years	10 Years
Cutler Income Fund	5.07%	6.09%	4.74%
Barclays Intermediate U.S. Government Index	2.39%	5.20%	4.20%
Barclays Short-Term U.S. Government Index	0.65%	2.94%	2.92%
(a) Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

CUTLER INCOME FUND PORTFOLIO INFORMATION September 30, 2012 (Unaudited)

Sector Allocation (% of Net Assets)

CUTLER INCOME FUND SCHEDULE OF INVESTMENTS September 30, 2012

U.S. TREASURY OBLIGATIONS — 15.4%	Maturity	Coupon	Par Value	Value
U.S. Treasury Notes	04/30/13	0.625%	$416,000	$417,121
U.S. Treasury Notes	09/30/16	1.000%	1,125,000	1,148,906
U.S. Treasury Bonds	08/15/23	6.250%	400,000	580,438
U.S. Treasury Bonds	02/15/26	6.000%	320,000	468,350
U.S. Treasury Bonds	11/15/28	5.250%	300,000	419,859
Total U.S. Treasury Obligations (Cost $2,831,163)				$3,034,674

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.5%	Maturity	Coupon	Par Value	Value
Private Export Funding Corporation — 3.2%
Private Export Funding Corporation	08/15/13	4.974%	$200,000	$208,316
Private Export Funding Corporation	12/15/21	4.300%	350,000	420,327
				628,643
Tennessee Valley Authority — 2.3%
Tennessee Valley Authority	08/01/13	4.750%	250,000	259,445
Tennessee Valley Authority	07/15/45	6.235%	150,000	188,346
				447,791

Total U.S. Government Agency Obligations (Cost $1,027,226)				$1,076,434

OTHER GOVERNMENT OBLIGATIONS — 4.5%	Maturity	Coupon	Par Value	Value
Province of Manitoba	04/28/14	1.375%	$200,000	$203,264
Province of Manitoba	04/03/17	1.300%	350,000	358,890
Province of Nova Scotia	07/21/15	2.375%	300,000	315,510
Total Other Government Obligations (Cost $867,793)				$877,664

MORTGAGE-BACKED SECURITIES — 4.6%	Maturity	Coupon	Par Value	Value
Federal Home Loan Mortgage Corporation — 1.5%
FHLMC, Series 2962-YE	09/01/18	4.500%	$131,000	$133,442
FHLMC, Pool #J13584	11/01/25	3.500%	98,190	105,548
FHLMC, Series 1963-Z	01/01/27	7.500%	45,691	53,698
				292,688

CUTLER INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

MORTGAGE-BACKED SECURITIES — 4.6% (Continued)	Maturity	Coupon	Par Value	Value
Federal National Mortgage Association — 3.0%
FNMA, Series 2003-3-HJ	02/01/18	5.000%	$51,272	$54,886
FNMA, Pool #899237	03/01/22	5.000%	43,715	47,543
FNMA, Series 2002-93-A1	03/01/32	6.500%	69,759	78,344
FNMA, Series 2006-65-TD	10/01/32	5.500%	131,522	132,851
Multifamily REMIC Trust, Series 2006-M1-D	06/01/19	5.385%	250,000	281,055
				594,679
Government National Mortgage Association — 0.1%
GNMA, Pool #577742	09/01/17	5.500%	13,641	14,833

Total Mortgage-Backed Securities (Cost $870,220)				$902,200

ASSET-BACKED SECURITIES — 7.2%	Maturity	Coupon	Par Value	Value
Ford Credit Auto Owner Trust, Series 2009-E-A4	11/15/14	2.420%	$330,000	$333,927
Ford Credit Auto Owner Trust, Series 2012-A-A3	04/15/15	0.840%	213,000	214,559
FPL Recovery Funding, Series 2007-A-A2	08/01/15	5.044%	70,774	72,586
FPL Recovery Funding, Series 2007-A-A3	08/01/17	5.127%	220,000	239,006
Massachusetts RRB Special Purpose Trust, Series 2005-1-A4	03/15/15	4.400%	37,553	38,241
Mercedes-Benz Auto Receivables Trust, Series 2009-1-A3	01/15/14	1.670%	56,599	56,744
Mercedes-Benz Auto Receivables Trust, Series 2011-1-A3	03/15/14	0.850%	250,000	250,892
RSB Bond Company, LLC, Series 2007-A-A2	04/01/16	5.720%	200,000	218,114
Total Asset-Backed Securities (Cost $1,429,708)				$1,424,069

CORPORATE BONDS — 52.5%	Maturity	Coupon	Par Value	Value
Consumer Discretionary — 6.1%
DIRECTV Holdings LLC	03/01/16	3.500%	$500,000	$532,062
Fortune Brands, Inc.	01/15/16	5.375%	321,000	365,373
Starbucks Corporation	08/15/17	6.250%	250,000	304,843
				1,202,278

CUTLER INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 52.5% (Continued)	Maturity	Coupon		Par Value	Value
Energy — 9.1%
Anadarko Petroleum Corporation	09/15/16	5.950%		$400,000	$463,479
Boardwalk Pipelines, LLC	06/01/18	5.200%		300,000	324,978
Buckeye Partners, L.P.	02/01/21	4.875%		200,000	204,633
Chesapeake Energy Corporation	08/15/20	6.625%		100,000	103,125
Energy Transfer Partners, L.P.	07/01/13	6.000%		250,000	258,831
Energy Transfer Partners, L.P.	02/01/22	5.200%		125,000	138,663
Enterprise Products Partners, L.P.	08/01/66	8.375	%(a)	260,000	293,150
					1,786,859
Financials — 14.3%
Bank of American Corporation	07/12/16	3.750%		250,000	265,245
Biomed Realty, L.P.	04/15/16	3.850%		200,000	210,378
Citigroup, Inc.	10/15/14	5.500%		291,000	313,797
Digital Realty Trust, L.P.	03/15/21	5.250%		100,000	111,258
Ford Motor Credit Company, LLC	05/15/15	2.750%		200,000	203,967
HSBC Finance Corporation	11/27/12	6.375%		500,000	504,307
Inter-American Development Bank	10/22/12	1.750%		200,000	200,169
Senior Housing Properties Trust	01/15/16	4.300%		250,000	257,614
Wachovia Corporation	08/01/13	5.700%		250,000	261,010
Wells Fargo & Company	10/28/15	0.647	%(a)	300,000	296,543
Zions Bancorp	09/23/14	7.750%		164,000	179,502
					2,803,790
Industrials — 3.0%
BNSF Funding Trust I	12/15/55	6.613	%(b)	400,000	445,000
Domtar Corporation	06/01/17	10.750%		120,000	156,191
					601,191
Information Technology — 1.3%
Oracle Corporation	04/15/18	5.750%		200,000	248,189

Materials — 2.9%
Archer-Daniels-Midland Company	03/15/27	7.500%		200,000	276,066
Newmont Mining Corporation	03/15/22	3.500%		300,000	304,326
					580,392
Telecommunication Services — 4.7%
Iron Mountain, Inc.	08/15/21	8.375%		150,000	166,125
Motorola Solutions, Inc.	09/01/25	6.500%		110,000	126,265
Qwest Corporation	10/01/14	7.500%		175,000	195,225
Rogers Communications, Inc.	03/01/14	6.375%		120,000	129,544
Scripps Networks Interactive, Inc.	12/15/16	2.700%		300,000	314,447
					931,606

CUTLER INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 52.5% (Continued)	Maturity	Coupon	Par Value	Value
Utilities — 11.1%
AEP Texas Central Transmission Funding, LLC	07/01/13	4.980%	$66,315	$67,262
Ameren Corporation	05/15/14	8.875%	409,000	454,959
Ameren Illinois Company	12/15/13	8.875%	100,000	108,873
CenterPoint Energy Houston Electric, LLC	07/01/23	5.600%	359,000	448,405
NV Energy, Inc.	11/15/20	6.250%	150,000	173,334
Ohio Edison Company	10/15/38	8.250%	150,000	236,199
Sempra Energy	06/01/16	6.500%	125,000	148,846
Union Electric Company	06/15/17	6.400%	150,000	184,288
Valmont Industries, Inc.	04/20/20	6.625%	150,000	178,583
Verizon Communications, Inc.	11/01/16	2.000%	185,000	193,418
				2,194,167

Total Corporate Bonds (Cost $9,795,904)				$10,348,472

COMMON STOCKS — 4.0%	Shares	Value
Energy — 1.5%
Total S.A. - ADR	6,000	$300,600

Health Care — 1.0%
GlaxoSmithKline plc - ADR	4,000	184,960

Industrials — 1.0%
Waste Management, Inc.	6,000	192,480

Materials — 0.5%
E.I. du Pont de Nemours and Company	2,000	100,540

Total Common Stocks (Cost $735,996)		$778,580

PREFERRED STOCKS — 1.1%	Shares	Value
Citigroup Capital XIII (Cost $208,800)	8,000	$222,800

CUTLER INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED FUNDS — 1.5%	Shares	Value
iShares iBoxx $ High Yield Corporate Bond Fund (Cost $299,847)	3,300	$304,821

Total Investments at Value — 96.3% (Cost $18,066,657)		$18,969,714

Other Assets in Excess of Liabilities — 3.7%		723,228

Net Assets — 100.0%		$19,692,942

ADR - American Depositary Receipt.

(a) Variable rate security. The rate shown is the effective interest rate as of September 30, 2012.

(b)
Fixed-to-floating rate security. The rate shown is the fixed rate in effect as of September 30, 2012. The fixed rate will convert to a floating rate at a predetermined date. At that date the rate increases to LIBOR plus a predetermined margin.

See accompanying notes to financial statements.

CUTLER INCOME FUND STATEMENT OF ASSETS AND LIABILITIES September 30, 2012

ASSETS
Investments in securities:
At acquisition cost	$18,066,657
At value (Note 2)	$18,969,714
Cash	548,191
Dividends and interest receivable	179,699
Receivable for capital shares sold	88
Total assets	19,697,692

LIABILITIES
Payable to Adviser (Note 3)	862
Other accrued expenses	3,888
Total liabilities	4,750

NET ASSETS	$19,692,942

NET ASSETS CONSIST OF:
Paid-in capital	$19,151,496
Distributions in excess of net investment income	(187,551)
Accumulated net realized losses from security transactions	(174,060)
Net unrealized appreciation on investments	903,057
NET ASSETS	$19,692,942

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,892,828

Net asset value, offering price and redemption price per share (Note 2)	$10.40

See accompanying notes to financial statements.

CUTLER INCOME FUND STATEMENT OF OPERATIONS For the Year Ended September 30, 2012

INVESTMENT INCOME
Dividends (net of foreign tax withheld of $1,305)	$110,721
Interest	624,919
Securities lending (Note 2)	4,737
Total investment income	740,377

EXPENSES
Investment advisory fees (Note 3)	145,526
Transfer agent fees	49,535
Fund accounting fees	42,302
Professional fees	20,654
Compliance service fees	18,898
Custody fees	14,615
Trustees’ fees	10,080
Insurance expense	6,825
Printing of shareholder reports	2,629
Registration and filing fees	1,134
Other expenses	4,749
Total expenses	316,947

NET INVESTMENT INCOME	423,430

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	48,861
Net change in unrealized appreciation/depreciation on investments	564,710
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	613,571

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,037,001

See accompanying notes to financial statements.

CUTLER INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2012	Year Ended September 30, 2011
FROM OPERATIONS
Net investment income	$423,430	$546,592
Net realized gains from investment transactions	48,861	605,901
Net change in unrealized appreciation/ depreciation on investments	564,710	(727,573)
Net increase in net assets from operations	1,037,001	424,920

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(759,169)	(920,496)
From net realized gains	—	(500,999)
Decrease in net assets from distributions to shareholders	(759,169)	(1,421,495)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,315,387	4,077,055
Net asset value of shares issued in reinvestment of distributions to shareholders	748,299	1,402,466
Payments for shares redeemed	(3,890,718)	(4,560,424)
Net increase (decrease) from capital share transactions	(1,827,032)	919,097

TOTAL DECREASE IN NET ASSETS	(1,549,200)	(77,478)

NET ASSETS
Beginning of year	21,242,142	21,319,620
End of year	$19,692,942	$21,242,142

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(187,551)	$(60,990)

CAPITAL SHARE ACTIVITY
Shares sold	125,933	383,651
Shares reinvested	72,122	135,025
Shares redeemed	(372,758)	(427,488)
Net increase (decrease) in shares outstanding	(174,703)	91,188
Shares outstanding at beginning of year	2,067,531	1,976,343
Shares outstanding at end of year	1,892,828	2,067,531

See accompanying notes to financial statements.

CUTLER INCOME FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year
	Years Ended September 30,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.27	$10.79	$10.33	$9.20	$9.73

Income (loss) from investment operations:
Net investment income	0.21	0.28	0.33	0.39	0.42
Net realized and unrealized gains (losses) on investments	0.31	(0.09)	0.55	1.09	(0.50)
Total from investment operations	0.52	0.19	0.88	1.48	(0.08)

Less distributions from:
From net investment income	(0.39)	(0.46)	(0.38)	(0.35)	(0.45)
From net realized gains	—	(0.25)	(0.04)	—	—
Total distributions	(0.39)	(0.71)	(0.42)	(0.35)	(0.45)

Net asset value at end of year	$10.40	$10.27	$10.79	$10.33	$9.20

Total return (a)	5.07%	1.87%	8.74%	16.53%	(0.90% )

Net assets at end of year (000’s)	$19,693	$21,242	$21,320	$17,199	$15,211

Ratios/supplementary data:

Ratio of net expenses to average net assets (b)	1.52%	1.28%	1.33%	1.56%	1.24%

Ratio of net investment income to average net assets	2.03%	2.51%	3.20%	4.11%	4.30%

Portfolio turnover rate	53%	83%	75%	100%	106%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Absent waivers by the Fund’s prior investment adviser, the ratio of expenses to average net assets would have been 1.48% and 1.05% for the years ended September 30, 2009 and 2008, respectively.

See accompanying notes to financial statements.

CUTLER INCOME FUND NOTES TO FINANCIAL STATEMENTS September 30, 2012

1.	Organization

Cutler Income Fund (the “Fund”) is a diversified series of The Cutler Trust (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of Fund shares of beneficial interest without par value.

The Elite Income Fund (the “Predecessor Fund”), a series of The Elite Group of Mutual Funds, was reorganized into the Fund (the “Reorganization”), effective September 28, 2012, pursuant to an Agreement and Plan of Reorganization, dated August 27, 2012. The Reorganization was approved by the shareholders of the Predecessor Fund at a meeting held on September 27, 2012. The Predecessor Fund transferred all of its assets to the Fund in exchange for shares of the Fund and the assumption by the Fund of all the known liabilities of the Predecessor Fund. The Fund did not have any significant assets or liabilities immediately prior to the consummation of the Reorganization.

Effective September 28, 2012, the Fund’s investment objective is to seek to achieve high income over the long-term. Prior to September 28, 2012, the Fund’s investment objective was to achieve the highest income return obtainable over the long term commensurate with investments in a diversified portfolio consisting primarily of investment grade debt securities.

2.	Significant Accounting Policies

The following summarizes the significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation — Portfolio securities are valued as of the close of business of the regular session of the principal exchange where the security is traded. Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the closing bid price. Money market instruments that mature in sixty days or less may be valued at amortized cost unless the Fund’s investment adviser believes another valuation is more appropriate. Investments in shares of other open-end investment companies are valued at NAV per share.

The Fund values securities at fair value pursuant to procedures adopted by the Board of Trustees if (1) market quotations are insufficient or not readily available or (2) the Fund’s investment adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund’s securities

CUTLER INCOME FUND NOTES TO FINANCIAL STATEMENTS (Continued)

primarily trade but before the time as of which the Fund calculates its net asset value. Fair valued securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

For example, fixed income securities held by the Fund are classified as Level 2 since the values for the fixed income securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2012 by security type:

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$3,034,674	$—	$3,034,674
U.S. Government Agency Obligations	—	1,076,434	—	1,076,434
Other Government Obligations	—	877,664	—	877,664
Mortgage-Backed Securities	—	902,200	—	902,200
Asset-Backed Securities	—	1,424,069	—	1,424,069
Corporate Bonds	—	10,348,472	—	10,348,472
Common Stocks	778,580	—	—	778,580
Preferred Stocks	222,800	—	—	222,800
Exchange-Traded Funds	304,821	—	—	304,821
Total	$1,306,201	$17,663,513	$—	$18,969,714

CUTLER INCOME FUND NOTES TO FINANCIAL STATEMENTS (Continued)

See the Fund’s Schedule of Investments for a listing of the securities valued using Level 1 and Level 2 inputs by security type and sector or industry type. As of September 30, 2012, the Fund did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Fund as of September 30, 2012. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share Valuation — The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security Transactions, Investment Income and Realized Gains and Losses — Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Gains and losses on securities sold are determined on a specific identification basis.

Distributions to Shareholders — Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Capital gain distributions, if any, are distributed to shareholders annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the years ended September 30, 2012 and September 30, 2011 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
9/30/2012	$759,169	$—	$759,169
9/30/2011	$1,164,984	$256,511	$1,421,495

Securities Lending — The Fund may lend portfolio securities to banks and member firms of the New York Stock Exchange that meet capital and other credit requirements or other criteria established by the Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of the Fund (including loan collateral). The Fund will not lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities will be fully collateralized by cash, Government securities or letters of credit. Loans of portfolio securities must be secured

CUTLER INCOME FUND NOTES TO FINANCIAL STATEMENTS (Continued)

by collateral at least equal to the market value of the securities loaned. If the market value of the loaned securities increases over the value of the collateral, the borrower must promptly put up additional collateral; if the market value declines, the borrower is entitled to a return of the excess collateral. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities. Prior to September 28, 2012, cash collateral received in connection with securities lending was invested in an institutional money market vehicle sponsored by BNY Mellon, the Fund’s securities lending agent prior to September 28, 2012. It is the Fund’s policy to obtain additional collateral from or return excess to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of September 30, 2012, the Fund had no securities on loan.

Federal Income Taxes — The Fund intends to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment income (earned during the calendar year) and 98.2% of its net realized gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2012:

Tax cost of portfolio investments	$18,297,614
Gross unrealized appreciation	$793,978
Gross unrealized depreciation	(121,878)
Net unrealized appreciation	672,100
Undistributed ordinary income	43,313
Capital loss carryforward	(173,967)
Accumulated earnings	$541,446

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are related to amortization of bond premiums and discounts and losses deferred due to wash sales.

CUTLER INCOME FUND NOTES TO FINANCIAL STATEMENTS (Continued)

As of September 30, 2012, the Fund had a short-term capital loss carryforward of $173,967, which may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended September 30, 2012, the Fund reclassified $209,178 of distributions in excess of net investment income against accumulated net realized losses from security transactions and $31,029 of accumulated net realized losses from security transactions against paid-in capital on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Fund’s net assets or net asset value per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended September 30, 2009 through September 30, 2012) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3.	Transactions with Affiliates

Investment Adviser — Beginning September 28, 2012, Cutler Investment Counsel, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Fund pays the Adviser a fee, which is accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Prior to September 28, 2012, McCormick Capital Management, Inc. (the “Prior Adviser”) served as the investment adviser to the Fund. The Prior Adviser received compensation for investment advisory services at an annual rate of 0.70% of average daily net assets of the Fund up to $250 million, 0.625% of such assets from $250 million to $500 million and 0.50% of such assets over $500 million.

Certain officers of the Trust are also officers of the Adviser.

Administration and Other Services — Effective September 28, 2012, Ultimus Fund Solutions, LLC (“Ultimus”) serves as the Administrator, Transfer Agent and Fund Accountant to the Fund. Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.15% of the Fund’s average daily net assets up to $500 million; 0.125% on the next $500 million of such assets; and 0.10% on such assets in excess of $1 billion, subject to a minimum monthly fee of $6,000. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of the Fund’s shares and an affiliate of Ultimus.

CUTLER INCOME FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Shareholder Service Plan — Effective September 28, 2012, the Fund may pay shareholder servicing fees not to exceed an annual rate of 0.25% of the Fund’s average daily net assets. These fees may be paid to various financial institutions that provide shareholder and account maintenance services. During the year ended September 30, 2012, the Fund paid no such fees.

4.	Securities Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $9,296,531 and $10,904,501, respectively, during the year ended September 30, 2012.

5.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Board of Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except as reflected in the following paragraph.

Effective October 1, 2012, the Fund’s fiscal year-end was changed to June 30.

CUTLER INCOME FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
The Cutler Trust
and the Shareholders of the Cutler Income Fund

We have audited the accompanying statement of assets and liabilities of the Cutler Income Fund (formerly, the Elite Income Fund), a series of shares of beneficial interest of The Cutler Trust, including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cutler Income Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 26, 2012

CUTLER INCOME FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These ongoing costs, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown (April 1, 2012) and held for the entire period (September 30, 2012).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual Fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it impose any sales loads.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including annual expense ratios over the past five years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

CUTLER INCOME FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,019.30	$8.08
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.00	$8.07

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended September 30, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $759,169 as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

CUTLER INCOME FUND TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The Board of Trustees is responsible for managing the Trust’s business affairs and exercising all the Trust’s powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Fund. Each Trustee holds office until the person resigns, is removed, or replaced. Officers are elected for an annual term. Unless otherwise noted, the Trustees and officers have held their principal occupations for more than five years. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-888-CUTLER4.

Name, Date of Birth and Address	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Matthew C. Patten(a) Born: December 1975 525 Bigham Knoll Jacksonville, OR 97530	Trustee/ Chairman/ Treasurer	Trustee Since 2006; Treasurer Since 2004	President, Investment Committee Member and Portfolio Manager of Cutler Investment Counsel, LLC.	2	None
Independent Trustees
John P. Cooney Born: January 1932 525 Bigham Knoll Jacksonville, OR 97530	Lead Independent Trustee	Since 2007	Retired.	2	None
Dr. Mario Campagna Born: April 1927 525 Bigham Knoll Jacksonville, OR 97530	Trustee	Since 2007	Retired.	2	None
Robert F. Turner Born: June 1946 525 Bigham Knoll Jacksonville, OR 97530	Trustee	Since 2012	Retired; Chairman from 2010 to 2012 and Executive Vice President and Chief Operation Officer from 1999 to 2010 of Jeld Wen (a manufacturing company).	2	None

(a)	Matthew C. Patten is an “Interested Person,” as defined by the 1940 Act, because he is an affiliated person of the Adviser.

CUTLER INCOME FUND TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Continued)

Name, Date of Birth and Address	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Senior Officers
Erich M. Patten Born: October 1977 525 Bigham Knoll Jacksonville, OR 97530	President	Since 2004
Investment Committee Member, Portfolio Manager, and Chief Investment Officer of Cutler Investment Counsel, LLC currently; prior to 2011, Investment Committee Member, Portfolio Manager, and Corporate Secretary of Cutler Investment Counsel, LLC.

Brooke C. Ashland Born: December 1951 525 Bigham Knoll Jacksonville, OR 97530	Vice President/ Chief Compliance Officer	Since 2002
Investment Committee Member and Chief Executive Officer of Cutler Investment Counsel, LLC; Chief Executive Officer and President of Trustee Investment Services, Inc. (a Trustee education firm); President of Big Bear Timber, LLC (farming).

Carol S. Fischer Born: December 1955 525 Bigham Knoll Jacksonville, OR 97530	Vice President/ Asst. Secretary/ Asst. Treasurer	Since 1996	Member and Director of Client Relations of Cutler Investment Counsel, LLC currently; prior to 2011, Chief Operating Officer of Cutler Investment Counsel, LLC.
Robert G. Dorsey Born: April 1957 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Vice President	Since 2005	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Tina H. Bloom Born: August 1968 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Secretary	Since 2011	Director of Fund Administration of Ultimus Fund Solutions, LLC.

CUTLER INCOME FUND ADDITIONAL INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available without charge, upon request, by calling 1-800-228-8537 or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling 1-800-228-8537 or on the SEC’s website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete listing of the Fund’s portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available without charge, upon request, by calling 1-800-228-8537. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CUTLER INCOME FUND APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, has reviewed and approved an Investment Advisory Agreement (the “Agreement”) with the Adviser on behalf of the Cutler Income Fund (the “Fund”) at an in-person meeting held on August 23, 2012, at which all of the Trustees were present. The Independent Trustees were advised by their counsel of their fiduciary obligations in approving the Agreement and the Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Agreement and whether the Agreement is in the best interests of the Fund and its shareholders. The Trustees reviewed: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Adviser in managing accounts with investment objectives, policies and restrictions similar to the Fund; (iii) the Adviser’s expected revenues, costs and profits to be realized from furnishing services to the Fund and the financial strength of the Adviser; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders; (vi) whether and how the Board relied on comparisons of services to be rendered to and fees to be paid by the Fund with the services provided by and the fees paid to other investment advisers or the services provided to and the fees paid by other clients of the Adviser; and (vii) any ancillary benefits derived or to be derived by the Adviser from its relationship with the Fund, such as soft dollar arrangements.

The Trustees reviewed the background, qualifications, education and experience of the Adviser’s investment and operational personnel. Management provided detailed information on its professional personnel, including each person’s area of responsibility. The Trustees also discussed and considered the quality of administrative and other services provided to the Fund, the Adviser’s and the Fund’s compliance programs, and the Adviser’s role in coordinating such services and programs. The Independent Trustees were advised by experienced independent counsel throughout the process.

The Trustees considered the Adviser’s historical performance in managing separately managed accounts using a similar investment strategy as the Fund. In reviewing the advisory fee and projected total expense ratio of the Fund, the Trustees were provided with comparative expense and advisory fee information for other mutual funds, categorized both by fund size and by investment style. The Adviser proposed that the investment advisory fee for the Fund be computed at the annual rate of 0.50% of the Fund’s average daily net assets.

The Trustees reviewed the Adviser’s current registration form (Form ADV) and its financial statement as well as an analysis prepared by the Adviser reflecting its projected revenues and expenses with respect to its services to the Fund for its first year of operation as a series of the Trust. The Trustees considered the fall-out benefits to the Adviser from managing the Fund and noted that the Adviser does intend to enter into “soft dollar” arrangements when trading on behalf of the Fund that would otherwise benefit the Adviser.

CUTLER INCOME FUND APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Prior to voting, the Independent Trustees reviewed the proposed Agreement with counsel in executive session. In approving the Agreement, the Independent Trustees reached the following conclusions: (1) the Adviser has the financial resources and personnel to provide quality advisory services to the Fund; (2) the advisory fees to be paid by the Fund are reasonable and the projected total expenses of the Fund are reasonable; and (3) the approval of the Agreement is in the best interests of the Fund and its shareholders. The Independent Trustees also reviewed and considered the projected profitability of the Adviser with regards to its management of the Fund, concluding that the Adviser’s profitability was not excessive given the quality and scope of services to be provided by the Adviser. The Independent Trustees further determined that, based on the Fund’s current asset levels, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. Following further discussion, it was the consensus of the Independent Trustees that it is not appropriate to introduce fee breakpoints at the present time. The Trustees noted, however, that if the Fund grows significantly in assets, it may become necessary for the Adviser to consider adding fee breakpoints to the Agreement.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that approval of the Agreement would be in the best interests of the Fund and its shareholders.

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CUTLER INVESTMENT COUNSEL, LLC
Investment Management

INVESTMENT ADVISER TO THE TRUST

525 Bigham Knoll
Jacksonville, OR 97530
(800)228-8537 • (541)770-9000
Fax:(541)779-0006
info@cutler.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the collective experience of the members provides the registrant with adequate oversight for the registrant’s current level of financial complexity.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,400 with respect to the registrant’s fiscal year ended September 30, 2012.

(b)
Audit-Related Fees.  No fees were billed in the registrant’s fiscal year ended September 30, 2012 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,200 with respect to the registrant’s fiscal year ended September 30, 2012.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in the registrant’s fiscal year ended September 30, 2012 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal year ended September 30, 2012, aggregate non-audit fees of $2,200 were billed by the registrant’s principal accountant for services rendered to the registrant.  No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    The Cutler Trust

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President

Date	December 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President

Date	December 3, 2012

By (Signature and Title)*		/s/ Matthew C. Patten
Matthew C. Patten, Treasurer

Date	December 3, 2012

* Print the name and title of each signing officer under his or her signature.